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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 13, 2000

                        SOUTHWEST SECURITIES GROUP, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       DELAWARE                        No. 0-19483       No. 75-2040825

   (State or other jurisdiction        (Commission       (IRS employer
   of incorporation)                  File Number)     Identification No.)
-----------------------------------------------------------------------------


                        SOUTHWEST SECURITIES GROUP, INC.
                          1201 ELM STREET, SUITE 3500
                              DALLAS, TEXAS 75270
          (Address, including zip code, of principal executive office)
       -----------------------------------------------------------------
       Registrants' telephone number, including area code:  214-859-1800


                                 Not applicable
                            -----------------------
          (Registrant's former address of principal executive office)
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Item 5. Other Events

On July 13, 2000, Southwest Securities Group, Inc. (the "Company") entered into an agreement in principle to acquire Matrix Bancorp, Inc. ("Matrix") (MTXC-Nasdaq) through an exchange of stock to be accounted for as a pooling of interests. The agreement calls for the Company to exchange 0.4715 shares of its common stock for each share of Matrix common stock.

Consummation of the acquisition is subject to completion of satisfactory due diligence, negotiation of a definitive agreement, and corporate, regulatory and shareholder approvals.

A copy of the joint press release issued by the Company and Matrix announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the agreement in principle, Matrix and the Company have entered into a Stock Option Agreement dated July 25, 2000, pursuant to which Matrix has granted to the Company an option to purchase, under certain circumstances, up to 19.9 percent of the outstanding shares of capital stock of Matrix, at a purchase price of $16.23 per share.

A Current Report on Form 8-K was also filed with the Securities and Exchange Commission on July 26, 2000 by Matrix which includes as exhibits a copy of the agreement in prinicple and Stock Option Agreement and such documents are hereby incorporated by reference.

This Current Report of Form 8-K incorporates documents by reference which are not presented here or delivered with this document. These documents are available without charge upon written or oral request to the Company at 1201 Elm Street, Suite 3500, Dallas, Texas 75270, Attn: Corporate Secretary or by telephone at 214-859-1800.


Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired - Not Applicable.

(b)     Pro Forma Financial Information - Not Applicable.

(c)     Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

Exhibit No.         Description
-----------         -----------

99.1                Joint Press Release issued July 14, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOUTHWEST SECURITIES GROUP, INC.
                                   Date: July 26, 2000


                                   By:   /s/ David Glatstein
                                      -----------------------------------------
                                         David Glatstein
                                         President and Chief Executive Officer
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                                 EXHIBIT INDEX



     EXHIBIT NO.                             DESCRIPTION OF EXHIBIT

     99.1 Joint Press Release of Southwest Securities Group, Inc. and Matrix Bancorp, Inc. issued July 14, 2000.